Supplement to the
Strategic Advisers® Core Income Fund
April 28, 2018
Prospectus

Gregory Pappas no longer serves as co-manager of the fund for Strategic Advisers LLC.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading for Strategic Advisers LLC.

Jonathan Duggan (portfolio manager) has managed the fund since 2018.

The following information replaces information found in the "Fund Management" section under the "Portfolio Manager(s)" heading for Strategic Advisers LLC.

Strategic Advisers LLC

Jonathan Duggan is portfolio manager of the fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.

SSC-19-01 1.924229.108	January 22, 2019